Cash and cash equivalents (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash and cash equivalents.
Cash		R$ 100	R$ 13
Bank account		17,772	10,996
Financial investments	[1]	292,021	300,147
Cash and cash equivalents		R$ 309,893	R$ 311,156	R$ 43,287	R$ 102,231
Average gross yield of deposits		105.20%	101.70%

[1]	The Company invests in short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 105.2% of the annual CDI rate on December 31, 2021 (101.7% on December 31, 2020). All investments are highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.